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                           Schedule 14A Information
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                   PRELIMINARY COPY--FOR THE INFORMATION OF
                 THE SECURITIES AND EXCHANGE COMMISSION ONLY

                          MUNICIPAL INCOME TRUST III

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD MAY 20, 1997

   The Annual Meeting of Shareholders (the "Meeting") of MUNICIPAL INCOME TRUST III (the "Trust"), an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts, will be held in the Career Development Room, Sixty-First Floor, 2 World Trade Center, New York, New York 10048, on May 20, 1997, at 10:00 a.m., New York City time, for the following purposes:

     1. To elect five (5) Trustees, four (4) to serve until the 2000 Annual Meeting and one (1) to serve until the 1999 Annual Meeting, or, in each case, until their successors shall have been elected and qualified;

     2. To approve or disapprove a new Investment Advisory Agreement between the Trust and Dean Witter InterCapital Inc., a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC") in connection with the proposed merger of Morgan Stanley Group Inc. with DWDC;

     3. To ratify or reject the selection of Price Waterhouse LLP as the Trust's independent accountants for the fiscal year ending August 31, 1998;

     [4. Shareholder proposal to amend the Trust's Declaration of Trust to require each Trustee, within thirty days of election, to become a Shareholder of the Trust (Note: The Trustees unanimously recommend a vote AGAINST this proposal);] and

     5. To transact such other business as may properly come before the Meeting or any adjournment thereof.

   Shareholders of record as of the close of business on March 12, 1997 are entitled to notice of and to vote at the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose.

   In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a total of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposal 2 and will vote against any such adjournment those proxies required to be voted against that proposal.

                                                       BARRY FINK
                                                        Secretary

April  , 1997
New York, New York

                                  IMPORTANT

  YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                   PRELIMINARY COPY--FOR THE INFORMATION OF
                 THE SECURITIES AND EXCHANGE COMMISSION ONLY

                          MUNICIPAL INCOME TRUST III
               TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048
-----------------------------------------------------------------------------
                               PROXY STATEMENT
-----------------------------------------------------------------------------

                        ANNUAL MEETING OF SHAREHOLDERS
                                 MAY 20, 1997

   This statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board" or "Trustees") of MUNICIPAL INCOME TRUST III (the "Trust") for use at the Annual Meeting of Shareholders of the Trust to be held on May 20, 1997 (the "Meeting"), and at any adjournments thereof.

   If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted for each of the nominees for election as Trustee and in favor of Proposals 2 and 3 [and against Proposal 4] set forth in the attached Notice of Annual Meeting of Shareholders. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Trust, execution and delivery of a later dated proxy to the Secretary of the Trust (if returned and received in time to be voted), or attendance and voting at the Meeting. Attendance at the Meeting will not in and of itself revoke a proxy.

   Holders of shares of the Trust ("Shareholders") of record as of the close of business on March 12, 1997, the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting, are entitled to one vote for each share held and a fractional vote for a fractional share. On March 12, 1997 there were 6,384,986 shares of beneficial interest outstanding, all with $0.01 par value. No person was known to own as much as 5% of the outstanding shares of the Trust on that date. The percentage ownership of shares of the Trust changes from time to time depending on purchases and sales by Shareholders and the total number of shares outstanding. The first mailing of this Proxy Statement is expected to be made on or about April , 1997.

   The cost of soliciting proxies for the Meeting, consisting principally of printing and mailing expenses, is estimated to be approximately $23,000, of which approximately $11,000 will be borne by the Trust, the remainder of which will be borne by Dean Witter, Discover & Co. ("DWDC"). The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees, officers of the Trust, or officers and regular employees of Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Adviser"), Dean Witter Trust Company ("DWTC"), Dean Witter Services Company Inc. ("DWSC") and employees of broker-dealers, including Dean Witter Reynolds Inc. ("DWR"), without special compensation therefor. In addition, the Trust may employ William F. Doring & Co. as proxy solicitor, the cost of which is not expected to exceed $5,000 and will be borne by DWDC.

   William F. Doring & Co. and DWTC may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any Proposal other than to refer to the recommendations of the Board. The Trust has been advised by counsel that these procedures are consistent with the requirements of applicable law.

Shareholders voting by telephone will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card. With respect to the solicitation of a telephonic vote by William F. Doring & Co., additional expenses would include $7.00 per telephone vote transacted, $3.00 per outbound telephone contact and costs relating to obtaining Shareholders' telephone numbers which would be borne by DWDC.

                           (1) ELECTION OF TRUSTEES

   The number of Trustees has been fixed by the Trustees, pursuant to the Trust's Declaration of Trust, as amended, at nine. There are presently eight Trustees, four of whom (Edwin J. Garn, John R. Haire, Michael E. Nugent and Philip J. Purcell) are standing for election at this Meeting to serve until the 2000 Annual Meeting. Additionally, one nominee to the Trust's Board of Trustees, Wayne E. Hedien, is standing for election at the Meeting for the first time, and, if elected, to serve until the 1999 Annual Meeting, all in accordance with the Trust's Declaration of Trust, as amended.

   Six of the current eight Trustees (Michael Bozic, Edwin J. Garn, John R. Haire, Manuel H. Johnson, Michael E. Nugent and John L. Schroeder) are "Independent Trustees," that is, Trustees who are not "interested persons" of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Hedien has been nominated for election at the Meeting, and, if elected, also will be an Independent Trustee. The other two current Trustees, Charles A. Fiumefreddo and Philip J. Purcell are "interested persons" (as that term is defined in the 1940 Act) of the Trust and InterCapital and thus are not Independent Trustees. The nominees for election as Independent Trustees have been proposed by the Independent Trustees now serving. All of the Trustees currently serving have been elected previously by the Shareholders of the Trust.

   The nominees of the Board for election as Trustees are listed below. It is the intention of the persons named in the enclosed form of proxy to vote the shares represented by them for the election of these nominees: Edwin J. Garn, John R. Haire, Wayne E. Hedien, Michael E. Nugent and Philip J. Purcell. Should any of the nominees become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such person or persons as the Board may recommend. All of the nominees have consented to being named in this Proxy Statement and to serve if elected (if elected, Mr. Hedien's term will commence September 1, 1997). The Trust knows no reason why any of said nominees would be unable or unwilling to accept nomination or election. The election of each Trustee requires the approval of a majority of the shares of the Trust represented and entitled to vote at the Meeting.

   Pursuant to the provisions of the Trust's Declaration of Trust, as amended, the Trustees are divided into three separate classes, each class having a term of three years. The term of office of one of the three classes will expire each year.

   The Board has previously determined that any nominee for election as Trustee shall stand for election as Trustee and serve as Trustee in one of the three classes of Trustees as follows: Class I--Messrs. Bozic and Fiumefreddo; Class II--Messrs. Hedien, Johnson and Schroeder; and Class III--Messrs. Garn, Haire, Nugent and Purcell. Each nominee for Trustee will, if elected, serve a term of up to approximately three years running for the period assigned to that class and terminating at the date of the Annual Meeting of Shareholders so designated by the Board, or any adjournment thereof. In accordance with the above, the Trustees in Class III are standing for election at this Meeting and, if elected, will serve until the 2000 Annual Meeting or until their successors shall have been elected and qualified. Additionally, the new nominee is standing for election as Trustee in Class II, and, if elected at the Meeting, will serve until the 1999 Annual Meeting, or until his successor shall have been elected and qualified. As a consequence of this method of election, the replacement of a majority of the Board could be delayed for up to two years.

   The following information regarding each of the nominees for election as Trustee, and each of the other members of the Board, includes his principal occupations and employment for at least the last five years, his age, shares of the Trust owned, if any, as of March 12, 1997 (shown in parentheses), positions with the Trust, and directorships (or trusteeships) in other companies which file periodic reports with the Securities and Exchange Commission, including the 84 investment companies, including the Trust, for which InterCapital serves as investment manager or investment adviser (referred to herein as the "Dean Witter Funds") and the 14 investment companies for which InterCapital's wholly-owned subsidiary, DWSC, serves as manager and TCW Funds Management, Inc. serves as investment adviser (referred to herein as the "TCW/DW Funds").

   The nominees for Trustee to be elected at this Meeting are:

   EDWIN JACOB (JAKE) GARN, Trustee since January, 1993; age 64; Director or Trustee of the Dean Witter Funds; formerly United States Senator (R-Utah) (1974-1992) and Chairman, Senate Banking Committee (1980-1986); formerly Mayor of Salt Lake City, Utah (1971-1974); formerly Astronaut, Space Shuttle Discovery (April 12-19, 1985); Vice Chairman, Huntsman Corporation (since January, 1993); Director of Franklin Quest (time management systems) and John Alden Financial Corp. (health insurance); member of the board of various civic and charitable organizations.

   JOHN R. HAIRE, Trustee since April, 1989; age 72; Chairman of the Audit Committee and Chairman of the Committee of the Independent Directors or Trustees and Director or Trustee of the Dean Witter Funds; Chairman of the Audit Committee and Chairman of the Committee of the Independent Trustees and Trustee of the TCW/DW Funds; formerly President, Council for Aid to Education (1978-1989) and Chairman and Chief Executive Officer of Anchor Corporation, an investment adviser (1964-1978); Director of Washington National Corporation (insurance).

   WAYNE E. HEDIEN, age 63; Retired; Director of The PMI Group, Inc. (private mortgage insurance); Trustee and Vice Chairman of The Field Museum of Natural History; formerly associated with the Allstate Companies (1966-1994), most recently as Chairman of The Allstate Corporation (March 1993-December 1994) and Chairman and Chief Executive Officer of its wholly-owned subsidiary, Allstate Insurance Company (July 1989-December 1994); director of various other business and charitable organizations.

   MICHAEL E. NUGENT, Trustee since July, 1991; age 60; General Partner, Triumph Capital, L.P., a private investment partnership; Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; formerly Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988); director of various business organizations.

   PHILIP J. PURCELL, Trustee since April, 1994; age 53; Chairman of the Board of Directors and Chief Executive Officer of DWDC, DWR and Novus Credit Services Inc; Director of InterCapital, DWSC and Distributors; Director or Trustee of the Dean Witter Funds; Director and/or officer of various DWDC subsidiaries.

   The Trustees who are not standing for re-election at this Meeting are:

   MICHAEL BOZIC, Trustee since April, 1994; age 56; Chairman and Chief Executive Officer of Levitz Furniture Corporation (since November, 1995); Director or Trustee of the Dean Witter Funds; formerly President and Chief Executive Officer of Hills Department Stores (May, 1991-July, 1995); formerly variously Chairman, Chief

Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck and Co.; Director of Eaglemark Financial Services, Inc., the United Negro College Fund and Weirton Steel Corporation.

   CHARLES A. FIUMEFREDDO, Trustee since July, 1991; age 63; Chairman, Chief Executive Officer and Director of InterCapital, DWSC and Dean Witter Distributors Inc. ("Distributors"); Executive Vice President and Director of DWR; Chairman, Director or Trustee, President and Chief Executive Officer of the Dean Witter Funds; Chairman, Chief Executive Officer and Trustee of the TCW/DW Funds; Chairman and Director of DWTC; Director and/or officer of various DWDC subsidiaries; formerly Executive Vice President and Director of DWDC (until February, 1993).

   MANUEL H. JOHNSON, Trustee since July, 1991; age 48; Senior Partner, Johnson Smick International, Inc., a consulting firm; Co-Chairman and a founder of the Group Seven Council (G7C), and international economic commission; Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; Director of NASDAQ (since June, 1995); Director of Greenwich Capital Markets, Inc. (broker-dealer); Trustee of the Financial Accounting Foundation (oversight organization for the FASB); formerly Vice Chairman of the Board of Governors of the Federal Reserve System (1986-1990) and Assistant Secretary of the U.S. Treasury (1982-1986).

   JOHN L. SCHROEDER, Trustee since April, 1994; age 66; Retired; Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; Director of Citizens Utilities Company; formerly Executive Vice President and Chief Investment Officer of The Home Insurance Company (August, 1991-September,
1995) and formerly Chairman and Chief Investment Officer of Axe-Houghton Management and the Axe-Houghton Funds (1983-1991).

   The executive officers of the Trust other than shown above are: Barry Fink, Vice President, Secretary and General Counsel; Robert M. Scanlan, Vice President; Joseph J. McAlinden, Vice President; Robert S. Giambrone, Vice President; James F. Willison, Vice President; and Thomas F. Caloia, Treasurer. In addition, Joseph R. Arcieri, Katherine H. Stromberg, Gerard J. Lian and Jonathan R. Page are Vice Presidents of the Trust and Marilyn K. Cranney, Lou Anne D. McInnis, Ruth Rossi, Carsten Otto and Frank Bruttomesso, serve as Assistant Secretaries. Mr. Fink is 42 years old and is currently Senior Vice President (since March, 1997), Secretary and General Counsel (since February 1997) of InterCapital and DWSC and (since August 1996) Assistant Secretary of DWR; he is also Senior Vice President (since March,
1997), Assistant Secretary and Assistant General Counsel of Distributors (since February 1997). He was previously First Vice President (June, 1993-February, 1997) and Vice President, Assistant Secretary and Assistant General Counsel of InterCapital and DWSC. Mr. Scanlan is 60 years old and is currently President and Chief Operating Officer of InterCapital (since March,
1993) and DWSC; he is also Executive Vice President of Distributors and Executive Vice President and Director of DWTC. He was previously Executive Vice President of InterCapital (July, 1992-March, 1993) and prior thereto was Chairman of Harborview Group Inc. Mr. McAlinden is 54 years old and is currently Executive Vice President of InterCapital (since April, 1996); he is also Chief Investment Officer of InterCapital and Director of DWTC (since April, 1996). He was previously Senior Vice President of InterCapital (June, 1995-April, 1996) and prior thereto was a Managing Director at Dillon Read. Mr. Giambrone is 42 years old and is currently Senior Vice President of InterCapital, DWSC, Distributors and DWTC (since August, 1995) and Director of DWTC (since April, 1996). He was formerly a partner of KPMG Peat Marwick, LLP. Mr. Willison is 53 years old and is currently Senior Vice President of InterCapital. Mr. Caloia is 51 years old and is currently First Vice President and Assistant Treasurer of InterCapital and DWSC. Mr. Arcieri is 48 years old and is currently Vice President of InterCapital. Ms. Stromberg is 48 years old and is currently Vice President of InterCapital (since April, 1992). She was formerly a portfolio manager with InterCapital (October, 1991-April, 1992). Mr. Lian is 42 years old and is currently Vice President of

InterCapital. Mr. Page is 50 years old and is currently Senior Vice President of InterCapital. Other than Messrs. Scanlan, Giambrone and McAlinden, each of the above officers has been an employee of InterCapital or DWR (formerly the corporate parent of InterCapital) for over five years.

THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES

   The Board of Trustees currently consists of eight (8) trustees. These same individuals also serve as directors or trustees for all of the Dean Witter Funds, and are referred to in this section as Trustees. As of the date of this Proxy Statement, there are a total of 84 Dean Witter Funds, comprised of 127 portfolios. As of February 28, 1997, the Dean Witter Funds had total net assets of approximately $84.2 billion and more than six million shareholders.

   Six Trustees and the new nominee (77% of the total number) have no affiliation or business connection with InterCapital or any of its affiliated persons. The other two Trustees (the "Management Trustees") are affiliated with InterCapital. For a period of at least three years after the consummation of the Merger, at least 75% of the members of the Board of Trustees of the Trust will not be "interested persons" (as defined in the 1940 Act) of the Investment Manager. Four of the six Independent Trustees are also Independent Trustees of the TCW/DW Funds.

   Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.

   All of the current Independent Trustees serve as members of the Audit Committee and the Committee of the Independent Trustees. Three of them also serve as members of the Derivatives Committee. The Committees hold some meetings at InterCapital's offices and some outside InterCapital. Management Trustees or officers do not attend these meetings unless they are invited for purposes of furnishing information or making a report. The Funds do not have any nominating or compensation committees.

   The Committee of the Independent Trustees is charged with recommending to the full Board approval of management, advisory and administration contracts, distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time.

   The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

   Finally, the Board of each Fund has formed a Derivatives Committee to establish parameters for and oversee the activities of the Fund with respect to derivative investments, if any, made by the Fund.

   For the fiscal year ended August 31, 1996, the Board of Trustees of the Trust held four meetings, and the Audit Committee, the Committee of the Independent Trustees and the Derivatives Committee of the Trust held one, ten and three meetings, respectively. No Trustee attended fewer than 75% of the meetings of the Board of Trustees, the Audit Committee, the Committee of the Independent Trustees or the Derivatives Committee held while he served in such positions.

DUTIES OF CHAIRMAN OF COMMITTEE OF THE INDEPENDENT TRUSTEES AND AUDIT
COMMITTEE

   The Chairman of the Committee of the Independent Trustees and the Audit Committee maintains an office at the Funds' headquarters in New York. He is responsible for keeping abreast of regulatory and industry developments and the Funds' operations and management. He screens and/or prepares written materials and identifies critical issues for the Independent Trustees to consider, develops agendas for Committee meetings, determines the type and amount of information that the Committees will need to form a judgment on various issues, and arranges to have that information furnished to Committee members. He also arranges for the services of independent experts and consults with them in advance of meetings to help refine reports and to focus on critical issues. Members of the Committees believe that the person who serves as Chairman of both Committees and guides their efforts is pivotal to the effective functioning of the Committees.

   The Chairman of the Committees also maintains continuous contact with the Funds' management, with independent counsel to the Independent Trustees and with the Funds' independent auditors. He arranges for a series of special meetings involving the annual review of investment advisory, management and other operating contracts of the Funds and, on behalf of the Committees, conducts negotiations with the Investment Adviser and other service providers. In effect, the Chairman of the Committees serves as a combination of chief executive and support staff of the Independent Trustees.

   The Chairman of the Committee of the Independent Trustees and the Audit Committee is not employed by any other organization and devotes his time primarily to the services he performs as Committee Chairman and Independent Trustee of the Dean Witter Funds and as an Independent Trustee and, since July 1, 1996, as Chairman of the Committee of the Independent Trustees and the Audit Committee of the TCW/DW Funds. The current Committee Chairman has had more than 35 years experience as a senior executive in the investment company industry.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL DEAN WITTER FUNDS

   The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Dean Witter Funds.

SHARE OWNERSHIP BY TRUSTEES

   The Trustees have adopted a policy pursuant to which each Trustee and/or his or her spouse is required to invest at least $25,000 in any of the Funds in the Dean Witter Funds complex (and, if applicable, in the

TCW/DW Funds complex) on whose boards the Trustee serves. In addition, the policy contemplates that the Trustees will, over time, increase their aggregate investment in the Funds above the $25,000 minimum requirement. The Trustees may allocate their investments among specific Funds in any manner they determine is appropriate based on their individual investment objectives. As of the date of this Proxy Statement, each Trustee is in compliance with the policy. Any future Trustee will be given a one year period following his or her election within which to comply with the foregoing. As of December 31, 1996, the total value of the investments by the Trustees and/or their spouses in shares of the Dean Witter Funds (and, if applicable, the TCW/DW Funds) was approximately $9.8 million.

   As of the record date for this Meeting, the aggregate number of shares of beneficial interest of the Trust owned by the Trust's officers and Trustees as a group was less than 1 percent of the Trust's shares of beneficial interest outstanding.

COMPENSATION OF INDEPENDENT TRUSTEES

   The Trust pays each Independent Trustee an annual fee of $1,000 plus a per meeting fee of $50 for meetings of the Board of Trustees or committees of the Board of Trustees attended by the Trustee (the Trust pays the Chairman of the Audit Committee an annual fee of $750 and pays the Chairman of the Committee of the Independent Trustees an additional annual fee of $1,200). The Trust also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Trust who are or have been employed by the Investment Adviser or an affiliated company receive no compensation or expense reimbursement from the Trust.

   The following table illustrates the compensation paid to the Trust's Independent Trustees by the Trust for the fiscal year ended August 31, 1996.

                              TRUST COMPENSATION

                                AGGREGATE
                               COMPENSATION
NAME OF INDEPENDENT TRUSTEE   FROM THE TRUST
---------------------------  --------------
Michael Bozic ..............      $1,750
Edwin J. Garn ..............       1,800
John R. Haire ..............       3,913
Dr. Manuel H. Johnson.......       1,750
Michael E. Nugent ..........       1,750
John L. Schroeder...........       1,750

   The following table illustrates the compensation paid to the Trust's Independent Trustees for the calendar year ended December 31, 1996 for services to the 82 Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 14 TCW/DW Funds that were in operation at December 31, 1996. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Dean Witter Money Market Funds.

          CASH COMPENSATION FROM DEAN WITTER FUNDS AND TCW/DW FUNDS

                                                                FOR SERVICE AS
                                                                 CHAIRMAN OF
                                                                COMMITTEES OF     FOR SERVICE AS
                                                                 INDEPENDENT       CHAIRMAN OF
                             FOR SERVICE                          DIRECTORS/      COMMITTEES OF      TOTAL CASH
                           AS DIRECTOR OR     FOR SERVICE AS     TRUSTEES AND      INDEPENDENT      COMPENSATION
                             TRUSTEE AND       TRUSTEE AND          AUDIT            TRUSTEES      FOR SERVICES TO
                          COMMITTEE MEMBER   COMMITTEE MEMBER  COMMITTEES OF 82     AND AUDIT      82 DEAN WITTER
NAME OF                   OF 82 DEAN WITTER    OF 14 TCW/DW      DEAN WITTER     COMMITTEES OF 14   FUNDS AND 14
INDEPENDENT TRUSTEE             FUNDS             FUNDS             FUNDS          TCW/DW FUNDS     TCW/DW FUNDS
------------------------ -----------------  ----------------  ----------------  ----------------  ---------------
Michael Bozic ..........      $138,850                --                 --               --          $138,850
Edwin J. Garn ..........       140,900                --                 --               --           140,900
John R. Haire ..........       106,400           $64,283           $195,450          $12,187           378,320
Dr. Manuel H. Johnson...       137,100            66,483                 --               --           203,583
Michael E. Nugent ......       138,850            64,283                 --               --           203,133
John L. Schroeder.......       137,150            69,083                 --               --           206,233


   As of the date of this Proxy Statement, 57 of the Dean Witter Funds, not including the Trust, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 25.0% of his or her Eligible Compensation plus 0.4166666% of such Eligible Compensation for each full month of service as an
Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 50.0% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are not secured or funded by the Adopting Funds.
------------
(1) An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit.

   The following table illustrates the retirement benefits accrued to the Trust's Independent Trustees by the 57 Dean Witter Funds (not including the Trust) for the year ended December 31, 1996, and the estimated retirement benefits for the Trust's Independent Trustees, to commence upon their retirement, from the Trust as of February 28, 1997 and from the 57 Dean Witter Funds as of December 31, 1996.

         RETIREMENT BENEFITS FROM THE TRUST AND ALL DEAN WITTER FUNDS

                                                                                       ESTIMATED
                                ESTIMATED                                           ANNUAL BENEFITS
                              CREDITED YEARS     ESTIMATED         RETIREMENT       UPON RETIREMENT
                              OF SERVICE AT    PERCENTAGE OF   BENEFITS ACCRUED AS     FROM ALL
                                RETIREMENT       ELIGIBLE        EXPENSES BY ALL       ADOPTING
NAME OF INDEPENDENT TRUSTEE    (MAXIMUM 10)    COMPENSATION      ADOPTING FUNDS        FUNDS(2)
---------------------------  --------------  ---------------  -------------------  ---------------
Michael Bozic ..............        10             50.0%             $20,147           $ 51,325
Edwin J. Garn ..............        10             50.0               27,772             51,325
John R. Haire ..............        10             50.0               46,952            129,550
Dr. Manuel H. Johnson  .....        10             50.0               10,926             51,325
Michael E. Nugent ..........        10             50.0               19,217             51,325
John L. Schroeder...........         8             41.7               38,700             42,771

------------
(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) on page 9.

   THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE TRUSTEES NOMINATED FOR ELECTION.

                      (2) APPROVAL OR DISAPPROVAL OF NEW
                        INVESTMENT ADVISORY AGREEMENT

BACKGROUND

   InterCapital currently serves as investment manager of the Trust pursuant to an investment advisory agreement entered into by the Trust and InterCapital (the "Current Agreement"), and in that capacity provides investment advisory and certain other services to the Trust. InterCapital is a wholly-owned subsidiary of DWDC. The approval of a new investment advisory agreement between the Trust and InterCapital (the "New Agreement") is being sought in connection with the proposed merger of Morgan Stanley Group Inc. ("Morgan Stanley") and DWDC (the "Merger").

INFORMATION CONCERNING MORGAN STANLEY GROUP

   Morgan Stanley and various of its directly or indirectly owned subsidiaries, including Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co."), a registered broker-dealer and investment adviser, and Morgan Stanley International, provide a wide range of financial services on a global basis. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring, real estate, project finance and other corporate finance advisory activities; merchant banking and other principal investment activities; stock brokerage and research services; asset management; the trading of foreign exchange and commodities on a broad range of asset categories, rates and indices; and global custody, securities clearance services and securities lending.

THE MERGER

   Pursuant to the terms of the Merger, Morgan Stanley will be merged with and into DWDC with the surviving corporation to be named Morgan Stanley, Dean Witter, Discover & Co. Following the Merger, InterCapital will be a direct wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co.

   Under the terms of the Merger, each share of Morgan Stanley common stock will be converted into the right to receive 1.65 shares of DWDC common stock and each issued and outstanding share of DWDC common stock will remain outstanding and will represent one share of Morgan Stanley, Dean Witter, Discover & Co. common stock. Following the Merger, Morgan Stanley's shareholders will own approximately 45% and DWDC's shareholders will own approximately 55% of the outstanding shares of common stock of Morgan Stanley, Dean Witter, Discover & Co.

   The Board of Directors of Morgan Stanley, Dean Witter, Discover & Co. will consist of fourteen members, two of which will be Morgan Stanley insiders and two of which will be DWDC insiders. The remaining ten directors will be outside directors, with Morgan Stanley and DWDC each designating five of the ten. The Chairman and Chief Executive Officer of Morgan Stanley, Dean Witter, Discover & Co. will be Philip J. Purcell who is the current Chairman and Chief Executive Officer of DWDC. The President and Chief Operating Officer of Morgan Stanley, Dean Witter, Discover & Co. will be the current President of Morgan Stanley, John Mack.

   The Merger is expected to be completed in mid-1997 and is subject to certain closing conditions, including certain regulatory approvals and the approval of shareholders of both DWDC and Morgan Stanley.

APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

   In order to assure continuity of investment advisory services to the Trust after the Merger, the Board of the Trust met in person for the purpose of considering whether it would be in the best interests of the Trust and its Shareholders to enter into a New Agreement between the Trust and the Investment Adviser which would become effective upon the later of Shareholder approval of the New Agreement or consummation of the Merger. At its meeting, and for the reasons discussed below (see "The Board's Consideration"), the Board of the Trust, including each of the Independent Trustees, unanimously approved the New Agreement and recommended its approval by Shareholders.

   THE TERMS OF THE NEW AGREEMENT, INCLUDING FEES PAYABLE BY THE TRUST THEREUNDER, ARE IDENTICAL, IN ALL MATERIAL RESPECTS, TO THOSE OF THE CURRENT AGREEMENT, EXCEPT FOR THE DATES OF EFFECTIVENESS AND EXPIRATION. The terms of the Current Agreement are fully described under "The Current Investment Advisory Agreement" below. If approved by Shareholders, the New Agreement will continue in effect for an initial term expiring April 30, 1999 and will continue in effect from year to year thereafter if such continuance is approved by the Board or by a majority of the outstanding voting securities (as defined below) of the Trust and, in either event, by the vote cast in person of a majority of the Independent Trustees. In the event that Shareholders of the Trust do not approve a New Agreement, the Current Agreement will remain in effect and the Board will take such action, if any, as it deems to be in the best interests of the Trust and its Shareholders, which may include proposing that Shareholders approve an agreement in lieu of the New Agreement. In the event that the Merger is not consummated, the Investment Adviser will continue to provide services to the Trust in accordance with the terms of the Current Agreement for such periods as may be approved at least annually by the Board, including a majority of the Independent Trustees of the Trust.

REQUIRED VOTE

   The New Agreement cannot be implemented unless approved at the Meeting, or any adjournment thereof, by a majority of the outstanding voting securities of the Trust. Such a majority means the affirmative vote of the holders of
(a) 67% or more of the shares of the Trust present, in person or by proxy, at the Meeting, if the holders of more than 50% of the outstanding shares are so present, or (b) more than 50% of the outstanding shares of the Trust, whichever is less.

   THE BOARD OF THE TRUST UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT.

THE BOARD'S CONSIDERATION

   At a special meeting of the Committee of the Independent Trustees of the Trust held on February 20, 1997, at which each of the Independent Trustees of the Trust was present, and a meeting of the full Board on February 21, 1997, the Trustees evaluated the New Agreement (the form of which is attached hereto as an Exhibit). Prior to and during the meeting, the Independent Trustees requested and received all information they deemed necessary to enable them to determine whether the New Agreement is in the best interests of the Trust and its Shareholders. They were assisted in their review and deliberations by independent legal counsel. In determining whether to approve the New Agreement, the Trustees assessed the implications of the Merger for the Investment Adviser and its ability to continue to provide services to the Trust of the same scope and quality as are presently provided. In particular, the Trustees inquired as to the impact of the Merger on the Investment Adviser's personnel, management, facilities and financial capabilities and received assurances in this regard from senior management of DWDC and the Investment Adviser that the Merger would not adversely affect the Investment Adviser's ability to fulfill its obligations under its agreement with the Trust or to operate its business in a manner consistent with past practices. In addition, the Trustees considered the effects of the Investment Adviser and Morgan Stanley becoming affiliated persons of each other. Following the Merger, the 1940 Act will prohibit or impose certain conditions on the ability of the Trust to engage in certain transactions with Morgan Stanley and its affiliates. For example, absent exemptive relief, the Trust will be prohibited from purchasing securities from Morgan Stanley & Co., a wholly-owned broker-dealer subsidiary of Morgan Stanley, in transactions in which Morgan Stanley & Co. acts as principal, and the Trust will have to satisfy certain conditions in order to engage in securities transactions in which Morgan Stanley & Co. acts as broker or to purchase securities in an underwritten offering in which Morgan Stanley & Co. acts as an underwriter. In this connection, senior management of the Investment Adviser represented to the Trustees that they do not believe these prohibitions or conditions will have a material effect on the management or performance of the Trust.

   The Trustees also considered that the New Agreement is identical, in all material respects, to the Current Agreement (other than the dates of effectiveness and termination).

   Based upon the Trustees' review and the evaluations of the materials they received, and in consideration of all factors deemed relevant to them, the Trustees, including all of the Independent Trustees, determined that the New Agreement is in the best interests of the Trust and its Shareholders. ACCORDINGLY, THE BOARD, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, APPROVED THE NEW AGREEMENT AND VOTED TO RECOMMEND APPROVAL BY SHAREHOLDERS OF THE TRUST.

THE CURRENT INVESTMENT ADVISORY AGREEMENT

   The Current Agreement provides that the Investment Adviser shall continuously manage the assets of the Trust in a manner consistent with the Trust's investment objectives. The Investment Adviser obtains and evaluates such information and advice relating to the economy, securities markets and specific securities as it considers necessary or useful to continuously manage the assets of the Trust in a manner consistent with its investment objectives and policies. In addition, the Investment Adviser pays the compensation of all personnel, including officers of the Trust, who are its employees. The Investment Adviser has authority to place orders for the purchase and sale of portfolio securities on behalf of the Trust without prior approval of its Trustees. The Trustees review the investment portfolio at their regular meetings.

   In return for its investment services and the expenses which the Investment Adviser assumes under the Current Agreement, the Trust pays the Investment Adviser compensation which is computed and accrued weekly and payable monthly and which is determined by applying the following annual rates to the Trust's average weekly net assets: 0.40% of the portion of the average weekly net assets not exceeding $250 million and 0.30% of the portion of the average weekly net assets exceeding $250 million. Pursuant to the Current Agreement, the Trust accrued to the current Investment Adviser total compensation of $255,147 during the fiscal year ended August 31, 1996. The net assets of the Trust totalled $62,297,125 at August 31, 1996.

   Under the Current Agreement, the Trust is obligated to bear all of the costs and expenses of its operation, except those specifically assumed by the Investment Adviser, including, without limitation: charges and expenses of any registrar, custodian or depository appointed by the Trust for the safekeeping of its cash, portfolio securities or commodities and other property, and any stock transfer or dividend agent or agents appointed by the Trust; brokers' commissions chargeable to the Trust in connection with portfolio securities transactions to which the Trust is a party; all taxes, including securities or commodities issuance and transfer taxes, and fees payable by the Trust to Federal, state or other governmental agencies; costs and expenses of engraving or printing of certificates representing shares of the Trust; all costs and expenses in connection with registration and maintenance of registration of the Trust and of its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel); the costs and expense of preparation, printing, including typesetting, and distributing prospectuses for such purposes; all expenses of Shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to Shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Trust's Administrator or Investment Adviser or any of their corporate affiliates; all expenses incident to the payment of any dividend or distribution program; charges and expenses of any outside pricing services; charges and expenses of legal counsel, including counsel to the Independent Trustees of the Trust, and independent accountants in connection with any matter relating to the Trust (not including compensation or expenses of attorneys employed by the Trust's Administrator or Investment Adviser); membership dues of industry associations; interest payable on Trust borrowings; fees and expenses incident to the listing of the Trust's shares on any stock exchange; postage; insurance premiums on property or personnel (including officers and Trustees) of the Trust which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims, liabilities, litigation costs and any indemnification related thereto); and all other charges and costs of the Trust's operations unless otherwise explicitly provided in the Current Agreement.

   The Current Agreement was initially approved by the Board of Trustees on December 2, 1992 and by the shareholders of the Trust at a Special Meeting of Shareholders held on February 25, 1993. The Current Agreement supersedes an earlier advisory agreement also approved by Shareholders on February 25, 1993 in connection with the assumption by InterCapital of the investment advisory activities previously performed by another investment adviser and which took effect on March 1, 1993. The Current Agreement was last approved by the Shareholders of the Trust as a routine matter at their Annual Meeting held on June 27, 1996.

   The Current Agreement had an initial term ending April 30, 1994 and provides that, after the initial period of effectiveness, it will continue in effect from year to year thereafter provided such continuance is approved at least annually by vote of a majority, as defined in the 1940 Act, of the outstanding voting securities of the Trust or by the Trustees of the Trust, and, in either event, by the vote cast in person by a majority of the Trustees who are not parties to the Current Agreement or, "interested persons" of any such party (as defined in the 1940 Act) at a meeting called for the purpose of voting on such approval. The Current Agreement's most recent continuation until April 30, 1997 was approved by the Trustees, including a majority of the Independent Trustees, at a meeting of the Trustees held on April 17, 1996, called for the purpose of approving the Current Agreement.

   The Current Agreement also provides that it may be terminated at any time by the Investment Adviser, the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Trust, in each instance without the payment of any penalty, on thirty days' notice and will automatically terminate upon any assignment.

INVESTMENT ADVISER

   Dean Witter InterCapital Inc. is the Trust's investment adviser. InterCapital maintains its offices at Two World Trade Center, New York, New York 10048. InterCapital, which was incorporated in July 1992, is a wholly-owned subsidiary of DWDC, a balanced financial services organization providing a broad range of nationally marketed credit and investment products.

   The Principal Executive Officer and Directors of InterCapital, and their principal occupations, are:

   Philip J. Purcell, Chairman of the Board of Directors and Chief Executive Officer of DWDC and DWR and Director of InterCapital, DWSC and Distributors; Richard M. DeMartini, President and Chief Operating Officer of Dean Witter Capital, Executive Vice President of DWDC and Director of DWR, Distributors, InterCapital, DWSC and DWTC; James F. Higgins, President and Chief Operating Officer of Dean Witter Financial, Executive Vice President of DWDC and Director of DWR, Distributors, InterCapital, DWSC and DWTC; Charles A. Fiumefreddo, Executive Vice President and Director of DWR, Chairman of the Board of Directors, Chief Executive Officer and Director of InterCapital, DWSC and Distributors and Chairman of the Board of Directors and Director of DWTC; Christine A. Edwards, Executive Vice President, Secretary and General Counsel of DWDC, Executive Vice President, Secretary, General Counsel and Director of DWR, Executive Vice President, Secretary, Chief Legal Officer and Director of Distributors and Director of InterCapital and DWSC; and Thomas C. Schneider, Executive Vice President and Chief Financial Officer of DWDC and Executive Vice President, Chief Financial Officer and Director of DWR, Distributors, InterCapital and DWSC.

   The business address of the foregoing Directors and Executive Officer is Two World Trade Center, New York, New York 10048. DWDC has its offices at Two World Trade Center, New York, New York 10048.

   InterCapital and its wholly-owned subsidiary, DWSC, serve in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors. The Appendix lists the investment companies for which InterCapital provides investment management or investment advisory services and which have similar investment objectives to that of the Trust, and sets forth the fees payable by such companies, including the Trust, and their net assets as of March 12, 1997.

   InterCapital's wholly-owned subsidiary, DWSC, pursuant to an Administration Agreement, serves as the Administrator of the Trust and receives from the Trust compensation which is computed and accrued weekly and payable monthly and which is determined by applying the annual rate of 0.25% to the portion of the Fund's average weekly net assets not exceeding $250 million and 0.20% to the portion of the Fund's average weekly net assets exceeding $250 million but not exceeding $500 million; 0.167% to the portion of the Fund's average weekly net assets exceeding $500 million but not exceeding $750 million; and 0.133% of the portion of the Fund's average weekly net assets exceeding $750 million. For the fiscal year ended August 31, 1996, the Trust accrued to DWSC, pursuant to the Administration Agreement, total compensation of $159,467. After the consummation of the Merger and approval of the New Agreement, DWSC will continue to provide the same services to the Trust as are being provided currently. DWSC also has its offices at Two World Trade Center, New York, New York 10048.

   During the fiscal year ended August 31, 1996, the Trust accrued to DWTC, the Trust's Transfer Agent and an affiliate of the Investment Adviser, transfer agency fees of $30,061. After the consummation of the Merger and approval of the New Agreement, DWTC will continue to provide the same services to the Trust as are being provided currently.

AFFILIATED BROKER

   Because DWR and InterCapital are under the common control of DWDC, DWR is an affiliated broker of the Trust. For the fiscal year ended August 31, 1996, the Trust paid no brokerage commissions to DWR.

    (3) RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT ACCOUNTANTS

   The Trustees have unanimously selected the firm of Price Waterhouse LLP as the Trust's independent accountants for the fiscal year ending August 31, 1997. Price Waterhouse LLP has been the independent accountants for the Trust since its inception, and has no direct or indirect financial interest in the Trust.

   A representative of Price Waterhouse LLP is expected to be present at the Annual Meeting of Shareholders and will be available to make a statement, and to respond to appropriate questions of shareholders.

   The affirmative vote of the holders of a majority of the shares represented and entitled to vote at the Annual Meeting is required for ratification of the selection of Price Waterhouse LLP as the independent accountants for the Trust.

   THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS THE INDEPENDENT ACCOUNTANTS FOR THE TRUST.

          [(4) SHAREHOLDER PROPOSAL TO AMEND THE TRUST'S DECLARATION
             OF TRUST TO REQUIRE EACH TRUSTEE, WITHIN THIRTY DAYS
              OF ELECTION, TO BECOME A SHAREHOLDER IN THE TRUST

   The Trust has been informed by Edwin S. Mullett, 1420 Fern Court, Vero Beach, Florida 32963-4009, Executor for the Estate of Marie T. Mullett which owned [ ] shares at March 12, 1997 and Carol W. Mullett, a shareholder of record residing at the same address who owned [ ] shares at March 12, 1997 (together with Edwin S. Mullett, the "Proponents"), that they intend to submit the following proposal at the Meeting:

     RESOLVED, that the Declaration of Trust of the Trust be amended to require each Trustee, within thirty days of election, to become a shareholder of the Trust.

   The Proponents have requested that the following statement be included in support of their proposal:

     We believe that the Trustees could better understand and represent the interests of the shareholders if they were shareholders themselves. Yet, according to the last proxy, not one of our Trustees owned a single share of our Trust. You can read below a litany of excuses and explanations seeking to convince you that we are better off because our Trustees are not shareholders. You will also read about a new policy to meet your "concerns" and "expectations" by requiring the Trustees to invest in OTHER companies. For amusement you may want to count the number of times the Trustees urge you to vote AGAINST (always in capital letters) our proposal: answer -five. Then you may want to ask yourself why the Trustees are so concerned that they may have to become shareholders. Please support this proposal and encourage the Trustees to join us as shareholders.

   THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE AGAINST THE SHAREHOLDER PROPOSAL.

RECOMMENDATION OF THE BOARD OF TRUSTEES

   The Proponents requested that a similar proposal be included in the proxy statement relating to last year's annual meeting. That proposal was included and was defeated by shareholders. The Trustees determined to oppose the proposal last year. The Trustees considered whether a share ownership requirement for Trustees such as that proposed by the Proponents was in the best interests of the Trust and its shareholders and they concluded that it was not. For the reasons stated below, the Trustees continue to adhere to this view.

THE SHARE OWNERSHIP POLICY

   The Trustees, on July 23, 1996, adopted a policy pursuant to which each Trustee, and/or his or her spouse, is required to invest at least $25,000 in any of the Funds in the Dean Witter complex (and, if applicable, in the TCW/DW Funds) on whose boards the Trustee serves. In addition, the policy contemplates that the Trustees will, over time, increase their aggregate investment in the Funds above the $25,000 minimum requirement. The Trustees may allocate their investments among specific Funds in any manner they determine is appropriate based on their individual investment objectives. Any future Trustee will be given a one year period within which to comply with the foregoing policy. As of the date of this proxy statement, each Trustee is in compliance with the policy. As of March 12, 1997, the total value of shares of the Dean Witter Funds (and, if applicable, the TCW/DW Funds) owned by the Trustees and/or their spouses was approximately $9.8 million.

REASONS FOR OPPOSING THE SHAREHOLDER PROPOSAL

   The share ownership policy requires the Trustees make a significant investment in the funds in the Dean Witter complex, which includes the Trust, while allowing the Trustees to select the specific funds that meet their individual investment needs. As they stated in last year's proxy statement, the Trustees believe it is not necessary to own shares of this particular Trust to act in the best interests of shareholders and that they can carry out their duties and functions diligently and effectively without owning shares of the Trust. In addition, because the Trust's objectives and policies may not be appropriate for a Trustee's individual financial circumstances, the Trust could be inhibited in its ability to attract Trustees if the available pool is limited to those whose personal financial needs are met by the Trust's objectives and policies.

   The Trustees continue to believe that any policy requiring the Trustees to own shares of a specific Fund for which they serve as Trustees, without regard to their own respective investment objectives, could logically be extended to all the Funds in the Dean Witter complex. The Trustees believe that such a complex-wide share ownership requirement would be impractical and undesirable because it could make it more difficult to maintain the same board of directors for all the Funds given the large number of Funds in the complex. The Trustees believe that having the same Trustees for each of the Dean Witter Funds is in the best interests of all the Funds' shareholders for several reasons. First, a common board enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of high caliber Trustees. In addition, having a common board avoids the duplication of effort that would arise from having different groups of individuals serving as Trustees for each of the Funds and avoids the cost and confusion that may arise from different conclusions being reached by different boards on the same operations and management issues. Finally, serving as Trustees of all Funds tends to increase a Trustee's knowledge and expertise regarding matters which affect all the Funds in the complex and enhances the ability to negotiate on behalf of each Fund with the Fund's service providers.

   For the reasons stated above and in light of the fact that they have adopted the share ownership policy described above, the Trustees unanimously recommend that shareholders vote AGAINST the shareholder proposal.

   The affirmative vote of the holders of a majority of the shares represented and entitled to vote at the Meeting is required for the approval of the shareholder proposal.]

                            ADDITIONAL INFORMATION

   In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a total of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposal 2 and will vote against any such adjournment those proxies required to be voted against that proposal.

   Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of any of the proposals, and broker "non-votes" will not be deemed to be present at the meeting for purposes of determining whether a particular proposal to be voted upon has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

                            SHAREHOLDER PROPOSALS

   Proposals of security holders intended to be presented at the next Annual Meeting of Shareholders must be received no later than December , 1997 for inclusion in the proxy statement for that meeting. The mere submission of a proposal does not guarantee its inclusion in the proxy materials or its presentation at the meeting. Certain rules under the federal securities laws must be met.

                           REPORTS TO SHAREHOLDERS

   THE TRUST'S MOST RECENT ANNUAL REPORT, FOR THE FISCAL YEAR ENDED AUGUST 31, 1996 HAS BEEN PREVIOUSLY SENT TO SHAREHOLDERS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST FROM ADRIENNE RYAN-PINTO AT DEAN WITTER TRUST COMPANY, HARBORSIDE FINANCIAL CENTER, PLAZA TWO, JERSEY CITY, NEW JERSEY 07311 (TELEPHONE 1-800-869-NEWS) (TOLL-FREE).

                         INTEREST OF CERTAIN PERSONS

   DWDC, InterCapital, DWR, DWSC and certain of their respective Directors, Officers, and employees, including persons who are Trustees or Officers of the Trust, may be deemed to have an interest in certain of the proposals described in this Proxy Statement to the extent that certain of such companies and their affiliates have contractual and other arrangements, described elsewhere in this Proxy Statement, pursuant to which they are paid fees by the Trust, and certain of those individuals are compensated for performing services relating to the Trust and may also own shares of DWDC. Such companies and persons may thus be deemed to derive benefits from the approvals by Shareholders of such proposals.

                                OTHER BUSINESS

   The management of the Trust knows of no other matters which may be presented at the Meeting. However, if any matters not now known properly come before the Meeting, it is intended that the persons named in the attached form of proxy, or their substitutes, to vote all shares that they are entitled to vote on any such matter, utilizing such proxy in accordance with their best judgment on such matters.

                                          By Order of the Board of Trustees
                                          BARRY FINK
                                          Secretary

                                                                    APPENDIX

   InterCapital serves as investment manager or investment adviser to the Trust and the other investment companies listed below which have similar investment objectives to that of the Trust. Set forth below is a chart showing the net assets of each investment company as of March 12, 1997 and the investment management or advisory fee rate(s) applicable to such investment company.

                                                                             CURRENT INVESTMENT
                                                                               MANAGEMENT OR
                                                                            ADVISORY FEE RATE(S)
                                                        NET ASSETS           AS A PERCENTAGE OF
                                                      AS OF 03/12/97             NET ASSETS
                                                     --------------   ------------------------------
 1. DEAN WITTER CALIFORNIA TAX-FREE INCOME FUND* ..   $  945,010,134  0.55% on assets up to $500
                                                                      million, scaled down at
                                                                      various asset levels to 0.45%
                                                                      on assets over $1.25 billion
 2. DEAN WITTER LIMITED TERM MUNICIPAL TRUST* .....   $   61,210,093  0.50%
 3. DEAN WITTER MULTI-STATE MUNICIPAL SERIES          $  388,189,887  0.35%
    TRUST*.........................................
 4. DEAN WITTER NATIONAL MUNICIPAL TRUST* .........   $   84,362,522  0.35% (1)
 5. DEAN WITTER NEW YORK TAX-FREE INCOME FUND* ....   $  185,662,118  0.55% on assets up to $500
                                                                      million and 0.525% on assets
                                                                      over $500 million
 6. DEAN WITTER TAX-EXEMPT SECURITIES TRUST* ......   $1,158,271,636  0.50% on assets up to $500
                                                                      million, scaled down at
                                                                      various asset levels to 0.325%
                                                                      on assets over $1.25 billion
 7. INTERCAPITAL CALIFORNIA INSURED MUNICIPAL         $  240,850,768  0.35%
    INCOME TRUST**.................................
 8. INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL         $  201,480,242  0.35%
    SECURITIES**...................................
 9. INTERCAPITAL INSURED CALIFORNIA MUNICIPAL         $   62,879,708  0.35%
    SECURITIES**...................................
10. INTERCAPITAL INSURED MUNICIPAL BOND TRUST** ...   $  108,687,697  0.35%
11. INTERCAPITAL INSURED MUNICIPAL INCOME TRUST** .   $  577,173,893  0.35%
12. INTERCAPITAL INSURED MUNICIPAL SECURITIES** ...   $  136,016,212  0.35%
13. INTERCAPITAL INSURED MUNICIPAL TRUST** ........   $  481,829,417  0.35%
14. INTERCAPITAL NEW YORK QUALITY MUNICIPAL           $   92,491,556  0.35%
    SECURITIES**...................................
15. INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST** .   $  726,527,989  0.35%
16. INTERCAPITAL QUALITY MUNICIPAL INVESTMENT         $  377,428,244  0.35%
    TRUST**........................................
17. INTERCAPITAL QUALITY MUNICIPAL SECURITIES** ...   $  356,447,008  0.35%
18. MUNICIPAL INCOME TRUST**.......................   $  299,197,956  0.35% on assets up to $250
                                                                      million and 0.25% on assets
                                                                      over $250 million

                               A-1

                                                                             CURRENT INVESTMENT
                                                                               MANAGEMENT OR
                                                                            ADVISORY FEE RATE(S)
                                                        NET ASSETS           AS A PERCENTAGE OF
                                                      AS OF 03/12/97             NET ASSETS
                                                     --------------   ------------------------------
19. MUNICIPAL INCOME TRUST II**....................    $273,432,009   0.40% on assets up to $250
                                                                      million and 0.30% on assets
                                                                      over $250 million
20. MUNICIPAL INCOME TRUST III**...................    $ 61,981,499   0.40% on assets up to $250
                                                                      million and 0.30% on assets
                                                                      over $250 million
21. MUNICIPAL INCOME OPPORTUNITIES TRUST** ........    $176,784,608   0.50%
22. MUNICIPAL INCOME OPPORTUNITIES TRUST II** .....    $174,666,431   0.50%
23. MUNICIPAL INCOME OPPORTUNITIES TRUST III** ....    $102,809,085   0.50%
24. MUNICIPAL PREMIUM INCOME TRUST**...............    $350,292,786   0.40%
25. DEAN WITTER SELECT MUNICIPAL REINVESTMENT          $ 90,885,593   0.50%
    FUND***........................................
26.DEAN WITTER HAWAII MUNICIPAL TRUST* ............    $  3,522,850   0.35% (2)

------------
*      Open-end investment company
**     Closed-end investment company
*** Open-end investment company offered only to the holders of units of certain unit investment trusts (UITs) in connection with the reinvestment of UIT distributions
(1) InterCapital has undertaken, until June 30, 1997, to assume all operating expenses (except for any 12b-1 and brokerage fees) of Dean Witter National Municipal Trust and to waive the compensation provided for in its investment management agreement with that company to the extent that such expenses and compensation on an annualized basis exceed 0.50% of the average daily net assets of that company.
(2) InterCapital has undertaken, until June 30, 1997, to assume all operating expenses (except for any 12b-1 and brokerage fees) of Dean Witter Hawaii Municipal Trust and to waive the compensation provided for in its investment management agreement with that company.

                                                                     EXHIBIT

                  FORM OF NEW INVESTMENT ADVISORY AGREEMENT

   AGREEMENT made as of the    th day of        , 1997 by and between
Municipal Income Trust III, an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter called the "Fund"), and Dean Witter InterCapital Inc., a Delaware corporation (hereinafter called the "Investment Adviser").

   WHEREAS, The Fund is engaged in business as a closed-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act"); and

   WHEREAS, The Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"), and engages in the business of acting as investment adviser; and

   WHEREAS, The Fund desires to retain the Investment Adviser to render investment advisory services in the manner and on the terms and conditions hereafter set forth; and

   WHEREAS, The Investment Adviser desires to be retained to perform services on said terms and conditions:

   Now, Therefore, this Agreement

                             W I T N E S S E T H:

that in consideration of the premises and the mutual covenants hereinafter contained, the Fund and the Investment Adviser agree as follows:

   1. The Fund hereby retains the Investment Adviser to act as investment adviser of the Fund and, subject to the supervision of the Trustees of the Fund (the "Trustees"), to supervise the investment activities of the Fund as hereinafter set forth. Without limiting the generality of the foregoing, the Investment Adviser shall obtain and evaluate such information and advice relating to the economy, securities and commodities markets and securities and commodities as it deems necessary or useful to discharge its duties hereunder; shall continuously manage the assets of the Fund in a manner consistent with the investment objectives and policies of the Fund; shall determine the securities and commodities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions; and shall take such further action, including the placing of purchase and sale orders on behalf of the Fund, as the Investment Adviser shall deem necessary or appropriate. The Investment Adviser shall also furnish to or place at the disposal of the Fund such of the information, evaluations, analyses and opinions formulated or obtained by the Investment Adviser in the discharge of its duties as the Fund may, from time to time, reasonably request.

   2. The Investment Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary or useful to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Investment Adviser shall be deemed to include persons employed or otherwise retained by the Investment Adviser to furnish statistical and other factual data, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Investment Adviser may desire. The Investment Adviser shall, as agent for the Fund, maintain the Fund's records required in connection

                                EX-1
 with the performance of its obligations under this Agreement and required to be maintained under the Act. All such records so maintained shall be the property of the Fund and, upon request therefor, the Investment Adviser shall surrender to the Fund such of the records so requested.

   3. The Fund will, from time to time, furnish or otherwise make available to the Investment Adviser such financial reports, proxy statements and other information relating to the business and affairs of the Fund as the Investment Adviser may reasonably require in order to discharge its duties and obligations hereunder.

   4. The Investment Adviser shall bear the cost of rendering the investment advisory services to be performed by it under this Agreement, and shall, at its own expense, pay the compensation of its officers and employees, if any, who are also officers of the Fund.

   5. The Fund assumes and shall pay or cause to be paid all other expenses of the Fund, including without limitation: the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities or commodities and other property, and any stock transfer or dividend agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio transactions to which the Fund is a party; all taxes, including securities or commodities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the cost and expense of engraving or printing certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel and the costs and expenses of preparing, printing, including typesetting, and distributing prospectuses for such purposes); all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Adviser or the Fund's administrator or any corporate affiliate of either of them; all expenses incident to the payment of any dividend or distribution program; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Trustees of the Fund who are not interested persons (as defined in the Act) of the Fund or the Investment Adviser or the Fund's administrator, and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; fees and expenses incident to the listing of the Fund's shares on any stock exchange; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

   6. For the services to be rendered by the Investment Adviser, the Fund shall pay to the Investment Adviser monthly compensation determined by applying the following annual rates to the Fund's average weekly net assets:
0.40% of the portion of the average weekly net assets not exceeding $250 million and 0.30% of the portion of the average weekly net assets exceeding $250 million. Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued weekly and paid monthly by applying the annual rate to the average weekly net assets of the Fund determined as of the close of the last business day of each week. At the request of the Investment Adviser, compensation hereunder shall be calculated and accrued at more frequent intervals in a manner consistent with the calculation of fees on a weekly basis. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above.

                              EX-2

    7. The Investment Adviser will use its best efforts in the management of the investment activities of the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, the Investment Adviser shall not be liable to the Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by the Investment Adviser or for any losses sustained by the Fund or its investors.

   8. Nothing contained in this Agreement shall prevent the Investment Adviser or any affiliated person of the Investment Adviser from acting as investment adviser or manager for any other person, firm or corporation (including any other investment company), whether or not the investment objectives or policies of any such other person, firm or corporation are similar to those of the Fund, and shall not in any way bind or restrict the Investment Adviser or any such affiliated person from buying, selling or trading any securities or commodities for their own accounts or for the account of others for whom the Investment Adviser or any such affiliated person may be acting. Nothing in this Agreement shall limit or restrict the right of any Trustee, officer or employee of the Investment Adviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business whether of a similar or dissimilar nature.

   9. This Agreement shall remain in effect until April 30, 1999 and from year to year thereafter provided such continuance is approved at least annually by the vote of holders of a majority, as defined in the Act, of the outstanding voting securities of the Fund or by the Board of Trustees of the Fund; provided that in either event such continuance is also approved annually by the vote of a majority of the Trustees of the Fund who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that: (a) the Fund may, at any time and without the payment of any penalty, terminate this Agreement upon thirty days' written notice to the Investment Adviser, either by majority vote of the Trustees of the Fund or by the vote of a majority of the outstanding voting securities of the Fund; (b) this Agreement shall immediately terminate in the event of its assignment (to the extent required by the Act and the rules thereunder) unless such automatic terminations shall be prevented by an exemptive order of the Securities and Exchange Commission; and (c) the Investment Adviser may terminate this Agreement without payment of penalty on thirty days' written notice to the Fund. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed post-paid, to the other party at the principal office of such party.

   10. This Agreement may be amended by the parties without the vote or consent of the shareholders of the Fund to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary to conform this Agreement to the requirements of applicable federal laws or regulations, but neither the Fund nor the Investment Adviser shall be liable for failing to do so.

   11. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable law of the State of New York, or any of the provisions herein, conflicts with the applicable provisions of the Act, the Advisers Act or any rules, regulations or orders of the Securities and Exchange Commission, the latter shall control.

   12. The Declaration of Trust establishing Municipal Income Trust III, dated June 26, 1989, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name Municipal Income Trust III refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of Municipal Income Trust III shall be held to any

                              EX-3
 personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise, in connection with the affairs of said Municipal Income Trust III, but the Trust Estate only shall be liable.

   IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first above written in New York, New York.

                                          MUNICIPAL INCOME TRUST III

                                          By:  ...............................

Attest:

 .............................................

                                          DEAN WITTER INTERCAPITAL INC.

                                          By:  ...............................

Attest:

 .............................................

                              EX-4

                          MUNICIPAL INCOME TRUST III
                                    PROXY
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Municipal Income Trust III on May 20, 1997, at 10:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the
Notice of Meeting dated April   , 1997 as follows:

                         (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDER SIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND PROPOSALS 2 AND 3 AND AGAINST PROPOSAL 4 SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

    IMPORTANT -- THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

            [X]  PLEASE MARK VOTES AS
                 IN THE EXAMPLE USING
                 BLACK OR BLUE INK

            1. Election of five (5) Trustees:

							    FOR ALL
                                           FOR   WITHHOLD   EXCEPT
                                           [ ]     [ ]        [ ]

               Edwin J. Garn, John R. Haire, Wayne E.
               Hedien, Michael E. Nugent, Philip J. Purcell

               IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.


                2. Approval of New Investment
                   Advisory Agreement with Dean
                   Witter InterCapital Inc. in
                   connection with proposed
                   merger.

                3. Ratification of appointment of
                   Price
                   Waterhouse LLP as independent
                   accountants.

                4. Shareholder Proposal.
                   (NOTE: THE TRUSTEES RECOMMEND A
                   VOTE AGAINST THIS PROPOSAL)

FOR   AGAINST  ABSTAIN
[ ]     [ ]      [ ]

[ ]     [ ]      [ ]

[ ]     [ ]      [ ]


            Please make sure to sign and date
            this Proxy using black or blue
            ink.                          			Date

   Shareholder sign in the box above    Co-Owner (if any) sign in the box above

                         PLEASE DETACH AT PERFORATION

                          MUNICIPAL INCOME TRUST III

                                  IMPORTANT

                 PLEASE SEND IN YOUR PROXY............TODAY!

   YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.